U. S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) June 30, 1998

                              FTI CONSULTING, INC.
             (Exact name of registrant as specified in its charter)


           Maryland                         0000887936                       52-1261113
(State of other jurisdiction of      (Commission File Number)    (IRS Employer Identification No.)
        incorporation)

                 2021 Research Drive, Annapolis, Maryland 21401
          (Address of principal executive offices, including Zip Code)

                                 (410) 224-8770
              (Registrant's telephone number, including area code)

                              FTI CONSULTING, INC.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

     On June 30, 1998, FTI Consulting, Inc. (the "Company"), Klick, Kent & Allen, Inc. ("KK&A"), and John C. Klick, Christopher D. Kent, Evan J. Allen, and Michael R. Baranowski (each a "Stockholder" and collectively, the "Stockholders") entered into a Stock Purchase Agreement whereby all of the issued and outstanding shares of the capital stock of KK&A was purchased by the Company for the purchase price of Ten Million Dollars ($10,000,000), as evidenced by promissory notes. Six Million Dollars ($6,000,000) was paid to the Stockholders on July 1, 1998. The balance will be paid in two equal installments on the first and second anniversaries of the first installment. Additionally, the Stockholders will be paid an earn-out as additional purchase price equal to fifty percent (50%) of the aggregate pre-tax profits of KK&A for the three years ended June 30, 2001. The purchase price was based upon the Company's evaluation of the financial condition, business operations and prospects of KK&A and was negotiated in an arms length transaction among unrelated and unaffiliated (as defined under Rule 144 promulgated by the Securities and Exchange Commission) parties. KK&A is in the business of providing strategic and economic consulting to various regulated businesses, advising on such matters as industry deregulation, mergers and acquisitions, rate and costs structures, economic and financial modeling and litigation and litigation risk analysis

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (a) Financial Statements. Audited financial statements of KK&A, for the years ended December 31, 1997 and 1996 and unaudited financial statements of KK&A, for the three months ended March 31, 1998 and 1997.

     (b) Pro Forma Financial Information. Pro Forma Balance Sheet and Pro Forma Statement of Income, combining the Company and KK&A for the year ended December 31, 1997, and the three months ended March 31, 1998.

     (c) Exhibits

               2.1 Stock Purchase Agreement dated June 30, 1998 by and among the Company, KK&A, and the Stockholders.

               23.1   Consent of Kearney & Company

                                   SIGNATURES

          Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



             FTI CONSULTING, INC.
             (Registrant)

                                     By: /s/ Gary Sindler
                                       -----------------------------------------
                                     Gary Sindler
                                     Executive Vice President and Chief
                                     Financial Officer, Secretary and Treasurer




DATED: July 15, 1998

                            KLICK, KENT & ALLEN, INC.

                     YEARS ENDED DECEMBER 31, 1997 AND 1996

                            KLICK, KENT & ALLEN, INC.
                     YEARS ENDED DECEMBER 31, 1997 AND 1996


                                TABLE OF CONTENTS

                                                                        Page
                                                                        ----

Independent Auditor's Report ...........................................   1

Financial statements:

  Balance sheets ....................................................... 2-3

  Statements of operations..............................................   4

  Statements of stockholders' equity....................................   5

  Statements of cash flows .............................................   6

  Notes to financial statements ........................................ 7-9

Independent Auditor's Report on Additional
  Information ..........................................................  10

                          INDEPENDENT AUDITOR'S REPORT


To the Board of Directors and Stockholders
   of Klick, Kent & Allen, Inc.
Alexandria, Virginia



We have audited the accompanying balance sheets of Klick, Kent & Allen, Inc. as of December 31, 1997 and 1996, and the related statements of operations and stockholders' equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Klick, Kent & Allen, Inc. as of December 31, 1997 and 1996, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.

/s/ Kearney & Company
---------------------
Annandale, VA

February 4, 1998

                            KLICK, KENT & ALLEN, INC.
                                 BALANCE SHEETS
                           DECEMBER 31, 1997 AND 1996

                                     ASSETS

                                                       1997         1996
                                                       ----         ----
Current assets:
         Cash and cash equivalents                 $   63,086   $    1,237
         Accounts receivable                        1,090,432      658,265
         Prepaid expenses and deposits                 69,029       35,373
                                                   ----------   ----------

         Total current assets                       1,222,547      694,875
                                                   ----------   ----------

Property and equipment:
         Furniture and equipment                      390,370      311,297
         Software                                      19,573       13,635
         Leasehold improvements                        11,470       25,485
                                                   ----------   ----------
                                                      421,413      350,417

Less:  accumulated depreciation and amortization      331,220      293,306
                                                   ----------   ----------

         Net property and equipment                    90,193       57,111
                                                   ----------   ----------

         Total assets                              $1,312,740   $  751,986
                                                   ==========   ==========




                       See notes to financial statements.

                            KLICK, KENT & ALLEN, INC.
                           BALANCE SHEETS (CONTINUED)
                           DECEMBER 31, 1997 AND 1996

                      LIABILITIES AND STOCKHOLDERS' EQUITY

                                                              1997         1996
                                                              ----         ----
Current liabilities:
         Accounts payable                                 $   49,633   $   37,287
         Cash overdraft                                            0        3,436
         Retirement plan contribution payable                133,035      100,107
         Note payable, credit line                           450,000      250,000
         Notes payable, stockholders                          66,971       74,030
         Security deposit, sub-tenant                         11,489            0
                                                          ----------   ----------

         Total current liabilities                           711,128      464,860
                                                          ----------   ----------
Commitments

Stockholders' equity:
         Common stock, $1 par, 1,000 shares authorized,
            650 shares outstanding                               650          650
         Additional paid-in capital                           89,960       89,960
         Retained earnings                                   511,002      196,516
                                                          ----------   ----------

         Total stockholders' equity                          601,612      287,126

Total liabilities and stockholders' equity                $1,312,740   $  751,986
                                                          ==========   ==========


                       See notes to financial statements.

                            KLICK, KENT & ALLEN, INC.
                            STATEMENTS OF OPERATIONS
                     YEARS ENDED DECEMBER 31, 1997 AND 1996


                                                      1997        1996
                                                      ----        ----

Revenues                                          $5,489,863   $2,877,194

Direct costs, except owners' compensation          2,039,803      816,795
                                                  ----------   ----------

Gross profit before owners' compensation           3,450,060    2,060,399

Operating expenses, except owners' compensation      732,090      554,165
                                                  ----------   ----------

Income before owners' compensation                 2,717,970    1,506,234

Owners' compensation                               2,463,897    1,457,669
                                                  ----------   ----------

Income from operations                               254,073       48,565
                                                  ----------   ----------

Other income:

         Interest                                     25,854        9,471
         Miscellaneous                                    36        1,751
         Rental                                       34,523            0
                                                  ----------    ---------
Total other income                                    60,413       11,222
                                                  ----------   ----------
Net income                                        $  314,486   $   59,787
                                                  ==========   ==========






                       See notes to financial statements.

                            KLICK, KENT & ALLEN, INC.
                       STATEMENTS OF STOCKHOLDERS' EQUITY
                     YEARS ENDED DECEMBER 31, 1997 AND 1996

                                                     Additional
                                    Common Stock    Paid-In Capital       Retained Earnings
                                    ------------    ---------------       -----------------

Balance, January 1, 1996             $     700         $  90,010            $ 200,159

Purchase of 50 shares                      (50)              (50)             (63,430)


Net income                                                                     59,787
                                      --------         ---------            ---------
Balance, December 31, 1996                 650            89,960              196,516

Net income                                                                    314,486
                                      --------         ---------            ---------
Balance, December 31, 1997           $     650         $  89,960            $ 511,002
                                     =========         =========            =========



                       See notes to financial statements.

                            KLICK, KENT & ALLEN, INC.
                            STATEMENTS OF CASH FLOWS
                     YEARS ENDED DECEMBER 31, 1997 AND 1996

                                                                1997        1996
                                                                ----        ----
Cash flows from operating activities:
  Net income                                                $ 314,486    $  59,787
  Adjustment to reconcile net income to
      net cash provided by operating activities:
  Depreciation expense                                         50,444       37,624
  Net loss from disposal of property                                0          672
  (Increase) in accounts receivable                          (432,167)    (288,378)
  (Increase) in prepaid expenses                              (33,656)      (7,490)
  Increase in accounts payable and
      accrued expense                                          22,471        1,709
  Increase in retirement plan contribution
   payable                                                     34,298       39,622
                                                            ---------    ---------
        Net cash used by operating activities                 (44,124)    (156,454)
                                                            ---------    ---------
Cash flows from investing activities:
   Proceeds from disposition of leasehold
     Improvements                                              24,559            0
   Acquisition of property and equipment                     (108,086)     (56,713)
                                                              ---------    --------
        Net cash (used) by investing activities               (83,527)     (56,713)
                                                            ---------    ---------
Cash flows from financing activities:
   Payments on notes payable, line of credit                 (300,000)     (75,000)
   Payments on notes payable, stockholders                    (10,500)     (23,771)
   Proceeds from notes payable, line of credit                500,000      225,000
   Proceeds from notes payable, stockholders                        0       23,549
                                                            ---------    ---------

        Net cash provided by financing activities             189,500      149,778
                                                            ---------    ---------

Net increase (decrease) in cash                                61,849      (63,389)

Cash balance, beginning                                         1,237       64,626
                                                            ---------    ---------

Cash balance, ending                                        $  63,086    $   1,237
                                                            =========    =========
Supplemental disclosures of cash flow information:
        Interest paid                                       $  19,800    $  11,759
                                                            =========    =========



                       See notes to financial statements.

                           KLICK, KENT & ALLEN , INC.
                         NOTES TO FINANCIAL STATEMENTS
                     YEARS ENDED CECEMBER 31, 1997 AND 1996



1.   Organization and description of business:

     The Company, which provides financial analysis and economic consulting services primarily to network industries, including transportation, telecommunication and pipeline companies, was incorporated in Virginia in November 1987. Most of the Company's customers are Fortune 100 companies located throughout the United States.

2.   Summary of significant accounting policies:

     Basis of accounting:

     The Company prepares its books on the accrual basis of accounting. Income is recognized when earned and expenses are realized when incurred.

     Cash and cash equivalents:

     The Company considers all highly liquid debt instruments purchased with maturities of 90 days or less to be cash equivalents.

  Property and equipment:

     Property and equipment are recorded at cost. The assets are depreciated using accelerated and straight line methods over the estimated useful lives ranging from 1 to 40 years.

     Income taxes:

     The Company, with the consent of its stockholders, has elected to be an "S" corporation under the Internal Revenue Code and similar state law. Instead of paying corporate income taxes, the stockholders are taxed individually on the Company's taxable income. Therefore, no provision or liability for federal or state income taxes has been made.

                            KLICK, KENT & ALLEN, INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                     YEARS ENDED DECEMBER 31, 1997 AND 1996

3.   Notes payable:

                                                       Balance at          Balance at
                                                   December 31, 1997   December 31, 1996
                                                   -----------------   -----------------
Line of credit,  with  NationsBank
Interest is payable monthly at 9.5%                     $450,000              $250,000

Note  payable  Harry W. Bues  dated
December  28, 1994 in the amount of
$10,000;  interest accrues at 7.22%
per annum;  principal plus interest
are due January 2, 1997                                        0                10,500

Note payable  Harry W. Bues,  dated
November  30, 1996 in the amount of
$63,530,  simple  interest at 5.00%
per annum;  principal plus interest
are  due  upon  termination  of his
employment                                                66,971                63,530
                                                        --------              --------

Total notes payable                                      516,971               324,030
Less current portion                                     516,971               324,030
                                                        --------              --------

Long-term debt net of current portion                   $      0              $      0
                                                        ========              ========


Substantially all of the Company's net assets are pledged as collateral for the NationsBank loan. The NationsBank loan is subject to a covenant regarding maintenance of a minimum debt to equity ratio. At December 31, 1997, the Company was in compliance with that covenant.

                            KLICK, KENT & ALLEN, INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                     YEARS ENDED DECEMBER 31, 1997 AND 1996

4.   Commitments:

     The Company entered into a new lease on June 14, 1997 for its office facilities and parking spaces pursuant to an agreement which expires June 14, 2004, with an option to extend it until June 13, 2009. The lease includes a provision for annual escalations which are computed based on changes in the consumer price index commencing on the first day of January 1998 and every January 1st thereafter. For the year ended December 31, 1997 and 1996, rental expense accrued pursuant to this lease was $196,778 and $131,195, respectively. The Company also leases office equipment under various operating leases. Rent expense under these leases was $17,848 and $4,935 for the years ended December 31, 1997 and 1996, respectively.

     Future minimum annual lease payments under all operating leases with initial terms in excess of one year are as follows:

            Year ended December 31,

            1998                                           $   273,247
            1999                                               278,411
            2000                                               274,983
            2001                                               273,955
            2002                                               279,434
            Thereafter                                         418,271
                                                          ------------

                                                            $1,798,301
                                                           ===========

     Common stock is subject to a stock repurchase agreement whereby the Company has the option to purchase any stock offered for sale by a stockholder not purchased by the other stockholders. Upon death of a stockholder, the Company is obligated to purchase all of the deceased stockholder's shares. The price per share is determined periodically by the Board of Directors.

5.   Retirement plan:

     Employees of the Company may participate in a 401(k) savings plan, whereby the Employees may elect to make contributions pursuant to a salary reduction agreement upon meeting age and length-of-service requirements. The Company can elect to match the contribution of electing employees' deferrals. Matching contributions to the plan were approximately $105,422 and $69,000 for the years ended December 31, 1997 and 1996, respectively.

                            KLICK, KENT & ALLEN, INC.

                   THREE MONTHS ENDED MARCH 31, 1998 AND 1997

                            KLICK, KENT & ALLEN, INC.

                   THREE MONTHS ENDED MARCH 31, 1998 AND 1997

                                TABLE OF CONTENTS

                                                                        Page
                                                                        ----

Financial statements:

         Balance sheets................................................ 1-2

         Statements of income and retained earnings....................   3

         Statements of cash flows......................................   4

         Notes to financial statements..................................  5

                            KLICK, KENT& ALLEN, INC.
                                 BALANCE SHEETS
                             MARCH 31, 1998 AND 1997


                                     ASSETS

                                            1998         1997
                                            ----         ----
Current assets:

  Cash                                  $  441,105   $  278,412
  Accounts receivable                      930,433      990,189
  Prepaid expenses and deposits             76,652       44,003
                                        ----------   ----------

           Total current assets          1,448,190    1,312,604
                                        ----------   ----------

Property and equipment:

 Furniture and equipment                   393,669      341,049
 Software                                   21,212       13,635
 Leasehold improvements                     11,768       25,485
                                        ----------   ----------
                                           426,649      380,169
 Less:  accumulated depreciation           344,878      316,086
                                        ----------   ----------

          Net property and equipment        81,771       64,083
                                        ----------   ----------

Total assets                           $ 1,529,961  $ 1,376,687
                                        ==========   ==========


                       See notes to financial statements.

                            KLICK, KENT & ALLEN, INC.
                           BALANCE SHEETS (CONTINUED)
                             MARCH 31, 1998 AND 1997


                      LIABILITIES AND STOCKHOLDERS' EQUITY




                                                               1998         1997
                                                               ----         ----
Current liabilities:
   Accounts payable                                       $   43,399   $   67,646
   Retirement plan contribution payable                       30,002      140,965
   Notes payable, credit line                                300,000      250,000
   Note payable, stockholders                                 67,765       63,530
   Security deposit, sub-tenant                               11,489            0
                                                          ----------   ----------

     Total current liabilities                               452,655      522,141
                                                          ----------   ----------

Stockholders' equity:

   Common stock, $1 par value; 1,000 shares authorized,

   650 shares outstanding                                        650          650
   Additional paid-in capital                                 89,960       89,960
   Retained earnings                                         986,696      763,936
                                                          ----------   ----------

   Total stockholders' equity                              1,077,306      854,546
                                                          ----------   ----------

Total liabilities and stockholders' equity                $1,529,961   $1,376,687
                                                          ==========   ==========


                            KLICK, KENT & ALLEN, INC.
                   STATEMENTS OF INCOME AND RETAINED EARNINGS
                   THREE MONTHS ENDED MARCH 31, 1998 AND 1997



                                                        1998         1997
                                                  ----------   ----------

Revenues                                          $1,375,863   $1,375,982

Direct costs, except owners' compensation            479,539      429,002
                                                  ----------   ----------

Gross profit before owners' compensation             896,324      946,980

Operating expenses, except owners' compensation      208,761      171,064
                                                  ----------   ----------

Income before owners' compensation                   687,563      775,916

Owners' compensation                                 211,869      208,496
                                                  ----------   ----------

Net income                                           475,694      567,420

Retained earnings, January 1                         511,002      196,516
                                                  ----------   ----------

Retained earnings, March 31                       $  986,696   $  763,936
                                                  ==========   ==========


                       See notes to financial statements.

                            KLICK, KENT & ALLEN, INC.
                            STATEMENTS OF CASH FLOWS
                   THREE MONTHS ENDED MARCH 31, 1998 AND 1997



                                                                1998      1997
                                                                ----      ----
Cash flows from operating activities:
 Net income                                                  $ 475,694    $ 567,420

Adjustment to reconcile net income to net cash provided by
 operating activities:
  Depreciation expense                                          13,658       22,780
  (Increase) decrease in accounts receivable                   159,999     (331,924)
  Increase in prepaid expenses                                  (7,623)      (8,630)
  Increase (decrease) in accounts payable
   and accrued expenses                                         (6,234)      26,923
  Increase (decrease) in pension contribution payable         (103,033)      40,858
                                                              ---------     --------

     Net cash provided by operating activities                 532,461      317,427
                                                             ---------     ---------

Cash flows from investing activities:
 Purchase of property and equipment                             (5,236)     (29,752)
                                                             ---------     ---------

     Net cash used by investing activities                      (5,236)     (29,752)
                                                             ---------     ---------

Cash flows from financing activities:
  Payments on/increase in notes payable, stockholders              794      (10,500)
  Repayment of notes payable, line of credit                  (150,000)           0
                                                             ---------     ---------

     Net cash used by financing activities                    (149,206)     (10,500)
                                                             ---------     ---------

Net increase in cash                                           378,019      277,175

Cash, January 1                                                 63,086        1,237
                                                             ---------     ---------

Cash, March 31                                               $ 441,105    $ 278,412
                                                             =========     =========

Supplemental  disclosures of cash flow information:
 Cash paid during the period for:
 Interest                                                    $  11,482    $   6,264
                                                             =========     =========


                       See notes to financial statements.

                           KLICK, KENT & ALLEN, INC.
                         NOTES TO FINANCIAL STATEMENTS
                             MARCH 31, 1998 AND 1997





1.   ORGANIZATION AND DESCRIPTION OF BUSINESS:

     The Company, which provides financial analysis and economic consulting services primarily to the network industries, including transportation, telecommunications and pipeline companies, was incorporated in Virginia in November 1987. Most of the Company's customers are Fortune 100 companies located throughout the United States.


2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

     Basis of accounting:

     The Company prepares its books on the accrual basis of accounting. Income is recognized when earned and expenses are realized when incurred.

     Cash and cash equivalents:

     The Company considers all highly liquid debt instruments purchased with maturities of 90 days or less to be cash equivalents.

     Property and equipment:


     Property and equipment are recorded at cost. The assets are depreciated using accelerated and straight line methods over the estimated useful lives ranging from 1 to 39.5 years.

     Income taxes:

     The Company, with the consent of its stockholders, has elected to be an "S" corporation under the Internal Revenue Code and similar state law. Instead of paying corporate income taxes, the stockholders are taxed individually on the Company's taxable income. Therefore, no provision or liability for Federal or state income taxes has been made.

                            KLICK, KENT & ALLEN, INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                             MARCH 31, 1998 AND 1997



3.   NOTES PAYABLE:

                                                       Balance at March 31,
                                                         1998       1997
                                                         ----       ----

Line of credit with NationsBank; interest is
payable monthly at 9.5%                                $300,000   $250,000

Note payable stockholder, Harry W
Bues, dated November 30, 1996 in the
amount of $63,530,  simple interest at
5.00% per annum;  principal plus
interest are due upon termination of his
employment                                               67,765     63,530
                                                       --------   --------
Total notes payable                                     367,765    313,530

Less current portion                                    367,765    313,530
                                                       --------   --------

Long-term debt net of current portion                  $      0   $      0
                                                       ========   ========


Substantially, all of the Company's assets are pledged as collateral for the NationsBank loan. The NationsBank loan is subject to a covenant regarding maintenance of a minimum debt to equity ratio. At March 31, 1998, according to management, the Company was in compliance of that covenant.

                            KLICK, KENT & ALLEN, INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                             MARCH 31 1998 AND 1997


4.   COMMITMENTS:

     The Company entered into a new lease on June 14, 1997 for its office facilities and parking spaces pursuant to an agreement which expires June 14, 2004. The lease includes a provision for annual escalations which are computed based on changes in the consumer price index commencing on the first day of January 1998 and every January 1st thereafter. For the three months ended March 31, 1998 and 1997, rental expense accrued pursuant to this lease was $64,538 and $35,083, respectively. The Company also leases office equipment under various operating leases. Rent expense under these leases was $4,276 and $1,164 for the three months ended March 31, 1998 and 1997, respectively. Future minimum annual lease payments under all operating leases with initial terms in excess of one year are as follows:

     Year ended December 31,

                  1998                             $   273,247
                  1999                                 278,411
                  2000                                 274,983
                  2001                                 273,955
                  2002                                 279,434
                  Thereafter                           418,271
                                                   ------------
                                                    $1,798,301
                                                   ============

     Common stock is subject to a stock repurchase agreement, whereby the Company has the option to purchase any stock offered for sale by a stockholder not purchased by the other stockholders. Upon death of a stockholder, the Company is obligated to purchase all of the deceased stockholder's shares. The price per share is determined periodically by the Board of Directors. To provide the funds for such purchases, the Company has purchased life insurance on the lives of the stockholders.

5.   RETIREMENT PLAN:

     Employees of the Company may participate in a 401(k) savings plan, whereby the Employees may elect to make contributions pursuant to a salary reduction agreement upon meeting age and length-of-service requirements. The Company can elect to match the contribution of electing employees' deferrals. Matching contributions to the plan were $26,698 and $20,628 for the three months ended March 31, 1998 and 1997, respectively.

FTI CONSULTING, INC.

BALANCE SHEETS
PRO FORMA                                                                                       FTI/KK&A
MARCH 31, 1998                                                         PRO FORMA               PRO FORMA
                                     FTI               KK&A           ADJUSTMENTS               COMBINED
                                ---------------    --------------    ---------------        -----------------
ASSETS
CURRENT ASSETS:
Cash and cash equivalents           $2,663,165          $441,105                                  $3,104,270
Accounts receivable, net            11,465,555           930,433                                  12,395,988
Unbilled receivables, net            3,702,827                                                     3,702,827
Deferred income taxes                  160,065                                                       160,065
Prepaid expenses                     1,165,139            76,652                                   1,241,791
                                ---------------    --------------    ---------------        -----------------
TOTAL CURRENT ASSETS                19,156,750         1,448,190                  -               20,604,940

PROPERTY AND EQUIPMENT:
Buildings                              411,241                                                       411,241
Furniture and equipment             12,315,450           414,881                                  12,730,331
Leasehold improvements               1,526,219            11,768                                   1,537,987
                                ---------------    --------------    ---------------        -----------------
                                    14,252,911           426,649                  -               14,679,560
Accumulated depreciation and        (7,863,293)         (344,878)                                 (8,208,171)
 amortization                   ---------------    --------------    ---------------        -----------------
PROPERTY - NET                       6,389,618            81,771                  -                6,471,389

Goodwill                             5,222,214                            9,682,461   (1)         15,029,675
                                                                            125,000   (2)
  Accumulated amortization            (143,627)                                                     (143,627)
                                ---------------                      ---------------        -----------------
                                     5,078,586                            9,807,461               14,886,047
Other assets                            60,136                                                        60,136
                                ---------------    --------------    ---------------        -----------------
TOTAL ASSETS                        30,685,090         1,529,961          9,807,461              $42,022,512
                                ===============    ==============    ===============        =================

LIABILITIES AND STOCKHOLDERS'
EQUITY
CURRENT LIABILITIES:
Accounts payble                      1,963,252            43,399            125,000   (2)          2,131,651
Current note payable                 1,200,000           300,000          8,000,000   (1)          9,500,000
Accrued compensation expense         1,674,193            30,002                                   1,704,195
Incomes tax payable                    689,836                                                       689,836
Advances from clients                  401,828                                                       401,828
Other current liabilities              117,238            79,254                                     196,492
                                ---------------    --------------    ---------------        -----------------
TOTAL CURRENT LIABILITIES            6,046,347           452,655          8,125,000               14,624,002

Long-term debt, less current           729,920                            2,000,000   (1)          2,729,920
 portion
Other long-term liabilities            223,592                                                       223,592
Deferred income taxes                  168,578                                                       168,578
Commitment and contingent                    -                                                             -
 liabilities
STOCKHOLDERS' EQUITY:

Common stock, $.01 par value:           47,332               650               (650)  (1)             47,332
Additional paid-in capital          15,916,972            89,960            (89,960)  (1)         15,916,972
Retained earnings                    7,552,349           986,696           (226,929)  (1)          8,312,116
                                ---------------    --------------    ---------------        -----------------
TOTAL STOCKHOLDERS' EQUITY          23,516,653         1,077,306           (317,539)              24,276,420
                                ---------------    --------------    ---------------        -----------------
TOTAL LIABILITIES AND              $30,685,090        $1,529,961         $9,807,461              $42,022,512
STOCKHOLDERS'                   ===============    ==============    ===============        =================



FTI CONSULTING, INC.
PRO FORMA STATEMENT OF INCOME

FOR THE YEAR ENDED DECEMBER 31, 1997                                             PRO FORMA             PRO FORMA
                                                 FTI              KK&A          ADJUSTMENTS             COMBINED
                                            ---------------   --------------   ---------------       ---------------
Revenues                                       $44,175,343       $5,489,863                             $49,665,206

Direct cost of revenues                         23,564,284        4,010,921        (1,291,118) (5)       26,284,087
Selling,general and administrative Expenses     15,240,802        1,205,069          (322,779) (5)       17,333,465
                                                                                      720,000  (3)
                                                                                      490,373  (4)
                                            ---------------   --------------   ---------------       ---------------
Total costs and expenses                        38,805,086        5,215,990          (403,524)           43,617,552
                                            ---------------   --------------   ---------------       ---------------

Income from operations                           5,370,257          273,873           403,524             6,047,654

Other income (expense):
   Interest and other income                       343,000           60,413                                 403,413
   Interest expense                               (170,000)         (19,800)                               (189,800)
                                            ---------------   --------------   ---------------       ---------------
                                                   173,000           40,613                 0               213,613
                                            ---------------   --------------   ---------------       ---------------
Income from continuing operations before
income taxes                                     5,543,257          314,486           403,524             6,261,267
Income taxes                                     2,249,982                            287,204  (7)        2,537,186
                                            ---------------   --------------   ---------------       ---------------
                                                                                                     ---------------
Net income                                       3,293,275          314,486           116,320             3,724,081
                                            ===============   ==============   ===============       ===============
Income available to common stock holders        $3,293,275         $314,486          $116,320           $ 3,724,081
                                            ===============   ==============   ===============       ===============
Earnings Per Common Share:

   Net income per common share                       $0.73                                                    $0.82
                                            ===============                                          ===============

Earnings Per Common Share - Assuming
Dilution:

Net income per common share- assuming
dilution                                             $0.70                                                    $0.79
                                            ===============                                          ===============

Weighted  avereage shares used in the
calculation of basic and diluted earnings per commons share:

Basic                                            4,528,627                                                4,528,627 (6)
                                            ===============                                          ===============
Diluted                                          4,697,517                                                4,697,517 (6)
                                            ===============                                          ===============



FTI CONSULTING, INC.
PRO FORMA STATEMENT OF INCOME

FOR THE THREE MONTHS ENDED MARCH 31, 1998                                    PRO FORMA              PRO FORMA
                                           FTI               KK&A           ADJUSTMENTS              COMBINED
                                      ---------------   ---------------   -----------------      -----------------
Revenues                                 $14,109,375        $1,375,863                                $15,485,238

Direct cost of revenues                    7,579,505           649,034                                  8,228,539
Selling,general and administrative
Expenses                                   4,662,088           239,653             180,000 (3)          5,204,334
                                                                                   122,593 (4)
                                      ---------------   ---------------   -----------------      -----------------
Total costs and expenses                  12,241,593           888,687             302,593             13,432,873
                                      ---------------   ---------------   -----------------      -----------------

Income from operations                     1,867,782           487,176            (302,593)             2,052,365

Other income (expense):
   Interest and other income                  55,581                                                       55,581
   Interest expense                          (58,644)          (11,482)                                   (70,126)
                                      ---------------   ---------------   -----------------      -----------------
                                              (3,063)          (11,482)                  0                (14,545)
                                      ---------------   ---------------   -----------------      -----------------
Income from continuing operations
before income taxes                        1,864,719           475,694            (302,593)             2,037,820
Income taxes                                 759,535                                69,240 (7)            828,775
                                      ---------------   ---------------   -----------------      -----------------
Net income                                 1,105,184           475,694            (371,833)             1,209,045
Preferred stock dividends                          0                                                            0
                                      ===============   ===============   =================      =================
Income available to common stock
holders                                   $1,105,184          $475,694           ($371,833)            $1,209,045
                                      ===============   ===============   =================      =================
Earnings Per Common Share:
                                      ===============                                            =================
   Net income per common share                 $0.24                                                        $0.26
                                      ===============                                            =================

Earnings Per Common Share -
Assuming Dilution:
                                      ===============                                            =================
Net income per common share-
assuming dilution                              $0.22                                                        $0.24
                                      ===============                                            =================

Weighted avereage shares used in
the calculation of basic and diluted
earnings per commons share:
Basic                                      4,598,130                                                    4,598,130 (6)
                                      ===============                                            =================
Diluted                                    5,071,994                                                    5,071,994 (6)
                                      ===============                                            =================

                      FTI CONSULTING, INC. AND SUBSIDIARIES

           NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

The unaudited pro forma financial statements give retroactive effect to the acquisition of Klick, Kent & Allen, Inc. (KK&A) by the Company effective June 1, 1998 (the date that control of KK&A was transferred to the Company). The acquisition of KK&A was accounted for by the Company as a purchase.

Pro forma adjustments to the pro forma combined balance sheet assume that the transaction was consummated on March 31, 1998. Pro forma adjustments to the pro forma combined statement of operations assume that the transaction was consummated on January 1, 1997, and are based on the allocated purchase price as reported in the pro forma combined balance sheet at March 31, 1998. These adjustments are described below.

The purchase price for the acquisition of KK&A of $10,000,000, plus estimated expenses of $125,000 was allocated as follows:

         Assets acquired:                                           (in thousands)

                 Cash ..................................................$     90
                 Accounts receivable ...................................     895
                 Prepaid expenses ......................................      73
                 Property and equipment ................................      88
                 Goodwill...............................................   9,808
                                                                           -----
                     Total assets ......................................  10,954

         Liabilities assumed:

                 Accounts payable and accrued expenses .................      90
                 Current portion of long-term debt and capital
                     lease obligations .................................     414
                 Current deferred tax liability ........................      81
                 Long-term deferred tax liability ......................     244
                                                                           -----
                                                                             829
                                                                           -----
                     Total purchase price  . . . . . . . . . . . . . .    10,125
                                                                           =====


The value of goodwill will be amortized over a twenty-year period, and will be reviewed if the facts and circumstances suggest that the value of the goodwill is impaired, based on an analysis of future cash flows from the KK&A business. If this review indicates that the goodwill will not be recoverable, the Company's carrying value of the goodwill will be reduced accordingly.

These unaudited pro forma combined financial statements may not be indicative of the results that may be obtained in the future. The unaudited pro forma combined financial statements, including the notes thereto, should be read in conjunction with the historical financial statements of the Company and KK&A.

                      FTI CONSULTING, INC. AND SUBSIDIARIES
    NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS - (Concluded)

(1) Adjustment to reflect the issuance of $10 million of promissory notes to the KK&A stockholders and to record purchase accounting adjustments.

(2) Adjustment to reflect the acquisition expenses incurred relating to the purchase of KK&A.

(3) Adjustment to reflect interest expense on the promissory notes issued in connection with the acquisition. Six million in promissory notes were issued at a 7.0% rate of interest. Four million in promissory notes were issued at a 7.5% rate of interest.

(4) Adjustment to reflect the Hadditional amortization of acquired goodwill which will be amortized over a 20-year period.

(5) In connection with the acquisition, the Company entered into employment agreements with the four stockholders and executive officers of KK&A. The future amount of compensation to be paid to these officers, who will have substantially the same duties and responsibilities, will be less than the amounts paid in periods prior to the acquisition, with the exception of the three months ended March 31, 1998. The pro forma adjustment assumes that the officers had received the reduced amount of compensation for the year ended December 31, 1997.

(6) Weighted average shares used in calculating basic and diluted earnings per share are the same as reported in the Company's consolidated financial statements.

(7) Adjustment to reflect income tax expense of operations at a 40% income tax rate.

                                INDEX TO EXHIBITS


EXHIBIT
    NO.                   EXHIBIT
-------                   -------

  2.1 Stock Purchase Agreement dated June 30, 1998 by and among the Company, KK&A, and the Stockholders.

  23.1          Consent of Kearney & Company